AMENDMENT TO
                             SPLIT-DOLLAR AGREEMENT

         THIS AMENDMENT TO SPLIT-DOLLAR AGREEMENT is executed on July 12, 2001, effective as of March 28, 2001, by and among Sharper Image Corporation, a Delaware Corporation, with principal offices in the State of California, Richard
J. Thalheimer, and Alan Thalheimer, Trustee of the Richard and Elyse Thalheimer Irrevocable Trust of 1995, who are hereafter collectively referred to as the "Parties" and individually as a "Party".)

         WHEREAS, the Parties entered into a Split-Dollar Agreement on July 30, 1997, effective as of May 22, 1997 with respect to certain Policies insuring the life of Richard J. Thalheimer; and

         WHEREAS, the Policies that were the subject of the Split-Dollar Agreement have been replaced by Prudential Life Insurance Company of America Variable Universal Life Insurance Policy Number V9601360 (the "New Policy"); and

         WHEREAS, the Parties intend that the New Policy shall be subject to the Split-Dollar Agreement.

         NOW, THEREFORE, the Parties agree as follows:

         1. All references in the Split-Dollar Agreement to the "Policies" or a "Policy" shall be deemed to refer to the New Policy.

         2. All references in the Split-Dollar Agreement to the "Policies" or a "Policy" shall be deemed to refer to Prudential Life Insurance Company of America.

         3. Exhibit A shall be modified to read as hereafter provided.

         IN WITNESS WHEREOF, the Parties have executed multiple original copies of this amendment on the date written in the introductory paragraph.


                                           Sharper Image Corporation


                                           By: /s/
                                               ---------------------------------
                                               Secretary


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                                               /s/ Richard J. Thalheimer
                                               ---------------------------------
                                               Richard J. Thaleimer



                                               /s/ Alan Thalheimer
                                               ---------------------------------
                                               Alan Thalheimer,  Trustee  of the
                                               Richard   and  Elyse   Thalheimer
                                               Irrevocable Trust of 1995


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

                                   EXHIBIT A

The following life insurance policy is subject to the attached Split-Dollar Agreement

Insurer:        Prudential Life Insurance Company of America

Insured:        Richard J. Thalheimer

Policy Number:  V9601360

Face Amount:    $15,737,572

Date of Issue:  March 28, 2001


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